FAIR VALUE MEASUREMENTS (Detail Textuals) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
FAIR VALUE MEASUREMENTS
Loans Receivable, Fair Value Disclosure	$ 1,157	$ 1,221
Valuation allowances of impaired loans	213	52
Provision for loan losses change in valuation allowance increase amount	193	25
Outstanding balance of real estate owned	2,092	744
Valuation allowances on real estate owned	84	164
Write downs of legacy real estate owned	$ 196	$ 164